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                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement Nos. 333-39690, 333-42753, 333-42747, 333-00537, 033-60169, 033-69922 and 033-33373
of Datascope Corp. on Form S-8 of our report dated July 20, 2001 appearing in this Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 2001.


/s/ Deloitte & Touche LLP

New York, New York
August 16, 2001